SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    July 22, 2004


                                   AVNET, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


         1-4224                                          11-1890605
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(Commission File Number)                    (I.R.S. Employer Identification No.)


2211 South 47th Street, Phoenix, Arizona                              85034
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(Address of principal executive offices)                           (Zip Code)


                                 (480) 643-2000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address if changed since last report)

Item 9.       Regulation F-D  Disclosure.
              ---------------------------

              On July 22, 2004, Avnet, Inc. issued a press release announcing the RBC Capital Markets North American Technology Conference webcast. A copy of the press release is attached hereto as Exhibit 99.

              The information in this Current Report on Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

              The following exhibits are furnished with this report on Form 8-K:

Exhibit Number                Description of Exhibit
--------------                ----------------------

      99                      Press Release of Avnet, Inc. dated July 22, 2004



                                S I G N A T U R E
                                -----------------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 AVNET, INC.
                                                 (Registrant)


Date: July 22, 2004                         By: /s/ Raymond Sadowski
                                                -------------------------------
                                                     Raymond Sadowski
                                                     Senior Vice President and
                                                     Chief Financial Officer